              --------------------------------------------------

                          CENTURION U.S. CONTRA FUND

              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  MARCH 31, 2002



                                    [Graphic]


                             CENTURION FUNDS, INC.

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Dear Shareholder:

Enclosed herein is the semi-annual report for the Centurion U.S. Contra Fund ("Portfolio") for the period ended March 31, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions and briefly outlined the Portfolio's investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Shareholders Notice

The name of the Portfolio's investment manager ("Manager") has changed from Centurion Trust Company to GE Financial Trust Company.

Performance Update

For the six months ended March 31, 2002, the Portfolio returned negative 44.85%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned 10.99% for the same period. Past performance is not indicative of future results.

Investment Strategy

The Portfolio seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets custodied with the Manager ("U.S. Equity Benchmark"). This investment goal may be changed by the Board of Directors without shareholder approval.

The Manager analyzes various mutual funds and other direct securities held by certain of its clients ("Custodied Funds"). The Manager performs a statistical analysis of the return characteristics of these securities at an individual-security and/or portfolio level. Because mutual fund companies are not required to report their individual securities holdings to the Manager, this analysis may include a review of historic security holdings of the mutual funds, as described in public documents.

Based on this analysis, the Manager determines a composite portfolio -- which it calls the U.S. Equity Benchmark. It then instructs Credit Suisse Asset Management, LLC ("CSAM"), the Portfolio's sub-adviser, of the level and nature of the downside protection -- or "contra" holdings -- specifically designed to serve as a counterbalance for the U.S. Equity Benchmark. CSAM then uses a quantitative and qualitative investment process to select investments designed to provide

--------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


       1 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders protection against severe declines in the performance of the U.S. Equity Benchmark beyond predetermined levels. As a result, the value of your investment in the Portfolio generally may increase when the value of the U.S. Equity Benchmark declines beyond predetermined levels. Conversely, when the value of the U.S. Equity Benchmark increases, the value of your investment in the Portfolio generally will decrease.

The Manager and CSAM currently intend to pursue the Portfolio's investment goal, regardless of market conditions.

Market Update

The most important event affecting the last six months was the terrorist attack on September 11, 2001. Heading into September, stocks were quite weak and it looked like the market was going to hit bottom twice in one year, in March and possibly again in September/October. When the markets re-opened in late September, many stocks were deeply oversold and market uncertainties were very high.

Interest rates had been cut aggressively by the U.S. Federal Reserve Board ("Fed") and short-term rates reached a 40-year low, well below 2%. Because of the very low interest rate environment, a re-finance boom occurred, as consumers were able to replace higher cost mortgages and also to borrow additional funds for other uses. Unlike previous recessions where the Fed tightened monetary policy and raised interest rates, in this recession, there was a dramatic reduction in rates and a very shallow recession where the consumer was concerned.

However, the corporate side of the economy continued to experience major dislocations in the wake of the technology and telecommunications "bubble" of several years ago and its subsequent "burst." Several Internet ventures and other smaller companies went bankrupt, sales for many companies declined sharply, and balance sheets came under pressure. Unlike the consumer side, businesses generally faced one of the worst periods in history as the economy tried to work off the excesses of the late 1990s.

Historically, every bear market purges the excesses of the previous bull. One of the important issues of the last bull market, which ended in March 2000, was in the area of accounting. Many companies used a variety of accounting techniques to smooth quarterly earnings. That is, a number of companies used accounting measures to make their earnings appear to grow faster than the actual facts warranted. We believe companies are improving their accounting standards, and that the market is reflecting less concern about accounting practices.


       2 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders

In closing, we thank you for investing in the Centurion U.S. Contra Fund. We look forward to continuing to be your partner as you pursue your financial goals.

Sincerely,

/s/ Bethann C. Roberts
Bethann C. Roberts
President

April 25, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio or the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to page 6 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of March 31, 2002 and is subject to change.



       3 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders

                        CENTURION U.S. CONTRA FUND/(1)/


 HISTORICAL PERFORMANCE



                      Net Asset Value
                    -------------------
                    Beginning    End     Income   Capital Gain    Total
Period Ended        of Period of Period Dividends Distributions Returns+*
---------------------------------------------------------------------------
3/31/02              $50.35    $14.47     $0.00      $16.93      (44.85)%++
---------------------------------------------------------------------------
9/30/01               10.86     50.35      0.13        0.01      366.57
---------------------------------------------------------------------------
9/30/00               22.65     10.86      0.66        0.00      (49.75)
---------------------------------------------------------------------------
12/7/98** - 9/30/99   30.00     22.65      0.00        0.00      (24.50)++
---------------------------------------------------------------------------
Total                                     $0.79      $16.94
---------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+*

Six Months Ended 3/31/02++              (44.85)%
------------------------------------------------
Year Ended 3/31/02                      (12.41)
------------------------------------------------
12/7/98** through 3/31/02                (0.72)
------------------------------------------------

 CUMULATIVE TOTAL RETURN+*

12/7/98** through 3/31/02               (2.38)%
-----------------------------------------------
(1) The Portfolio's shares have been adjusted to reflect a 1 for 3 reverse stock split which became effective December 18, 2000.
 +  Assumes the reinvestment of all dividends and capital gain distributions.
 * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
**  Commencement of operations.


       4 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Growth of $10,000 Invested in Shares of the
                          Centurion U.S. Contra Fund
                     vs. the Standard & Poor's 500 Index+

--------------------------------------------------------------------------------

                          December 1998 -- March 2002

                                    [CHART]


           Centurion U.S.   Standard & Poor's
            Contra Fund        500 Index


           --------------   -----------------
12/7/98       $10,000           $10,000
   3/99         8,250            10,498
   9/99         7,550            10,537
   3/00         3,847            12,381
   9/00         3,794            11,935
   3/01        11,145             9,698
   9/01        17,703             7,118
3/31/02         9,762             7,900


+Hypothetical illustration of $10,000 invested in shares of the Portfolio on December 7, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2002. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The perfor-mance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


       5 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                 MARCH 31, 2002



  FACE
 AMOUNT                              SECURITY                               VALUE
---------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 5.5%
$1,165,000 U.S. Treasury Bills, 1.800% due 8/15/02+ (Cost -- $1,156,903) $ 1,156,903
------------------------------------------------------------------------------------

CONTRACTS                            SECURITY                               VALUE
---------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 94.5%
     2,750 S&P 500 Index, Put @ 1,150, Expire 6/02+                       10,051,250
       920 S&P 500 Index, Put @ 1,250, Expire 6/02+                        9,664,600
------------------------------------------------------------------------------------
           TOTAL PURCHASED OPTIONS
           (Cost -- $28,421,510)                                          19,715,850
------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $29,578,413*)                                        $20,872,753
------------------------------------------------------------------------------------

+ Security has been segregated as collateral for open futures contracts commitments.
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



       6 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)     MARCH 31, 2002


ASSETS:
  Investments, at value (Cost -- $29,578,413)                       $ 20,872,753
  Cash                                                                24,845,352
  Dividends and interest receivable                                       27,467
  Prepaid insurance                                                       29,800
--------------------------------------------------------------------------------
  Total Assets                                                        45,775,372
--------------------------------------------------------------------------------
LIABILITIES:
  Payable to broker -- variation margin                                   74,550
  Management fee payable                                                  42,193
  Administration fee payable                                               7,032
  Consulting fee payable                                                   1,758
  Accrued expenses                                                         7,380
--------------------------------------------------------------------------------
  Total Liabilities                                                      132,913
--------------------------------------------------------------------------------
Total Net Assets                                                    $ 45,642,459
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital stock                                        $      3,154
  Capital paid in excess of par value                                 72,183,309
  Accumulated net investment loss                                       (316,794)
  Accumulated net realized loss from options and futures contracts   (17,762,950)
  Net unrealized depreciation of investments and futures contracts    (8,464,260)
--------------------------------------------------------------------------------
Total Net Assets                                                    $ 45,642,459
--------------------------------------------------------------------------------
Shares Outstanding                                                     3,154,348
--------------------------------------------------------------------------------
Net Asset Value, per share                                                $14.47
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


       7 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)

For the Six Months Ended March 31, 2002

INVESTMENT INCOME:
  Interest                                                            $    224,611
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                                  382,015
  Administration fee (Note 2)                                               63,670
  Audit and legal                                                           23,350
  Consulting fee (Note 2)                                                   15,920
  Insurance                                                                 13,040
  Registration fees                                                         12,150
  Directors' fees                                                           10,700
  Shareholder communications                                                 8,770
  Shareholder and system servicing fees                                      7,950
  Custody                                                                      400
  Other                                                                      3,440
---------------------------------------------------------------------------------------------
  Total Expenses                                                           541,405
---------------------------------------------------------------------------------------------
Net Investment Loss                                                       (316,794)
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND OPTIONS (NOTES 3, 5 AND 6):
  Realized Gain (Loss) From:
   Futures contracts                                                    (2,122,509)
   Options purchased                                                    19,738,700
---------------------------------------------------------------------------------------------
  Net Realized Gain                                                     17,616,191
---------------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation (Depreciation) of Investments
 and Futures Contracts:
   Beginning of period                                                  50,286,893
   End of period                                                        (8,464,260)
---------------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                              (58,751,153)
---------------------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts and Options                 (41,134,962)
---------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                $(41,451,756)
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


       8 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended March 31, 2002 (unaudited) and the Year Ended September 30, 2001

                                                        2002          2001
 ------------------------------------------------------------------------------
 OPERATIONS:
  Net investment loss                               $   (316,794) $   (188,285)
  Net realized gain                                   17,616,191    31,695,382
  (Increase) decrease in net unrealized
    depreciation                                     (58,751,153)   46,430,913
 ------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations  (41,451,756)   77,938,010
 ------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       --      (301,431)
  Net realized gains                                 (32,232,012)      (23,744)
 ------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions
    to Shareholders                                  (32,232,012)     (325,175)
 ------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                    19,983,928    17,617,751
  Net asset value of shares issued for
    reinvestment of dividends                         32,232,012       325,175
  Cost of shares reacquired                          (26,896,692)  (26,737,012)
 ------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund
    Share Transactions                                25,319,248    (8,794,086)
 ------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets                   (48,364,520)   68,818,749

 NET ASSETS:
  Beginning of period                                 94,006,979    25,188,230
 ------------------------------------------------------------------------------
  End of period*                                    $ 45,642,459  $ 94,006,979
 ------------------------------------------------------------------------------
 * Includes accumulated net investment loss of:        $(316,794)           --
 ------------------------------------------------------------------------------


                      See Notes to Financial Statements.


       9 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. Significant Accounting Policies

The Centurion U.S. Contra Fund ("Portfolio"), a separate investment fund of the Centurion Funds, Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement

GE Financial Trust Company ("Manager"), formerly known as Centurion Trust Company, acts as the Portfolio's investment manager. The Portfolio pays the Manager a management fee calculated at an annual rate of 1.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an


      10 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders annual rate of 0.20% of the average daily net assets or a minimum of $50,000 depending upon which amount is greater. This fee is calculated daily and paid monthly.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, through its Consulting Group, received a fee for consulting services at an annual rate of 0.05% of the average daily net assets. This fee was calculated daily and paid monthly. Effective December 6, 2001, the Fund terminated the consulting ser-vices provided by SSB.

The Manager has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC ("CSAM"). Pursuant to the sub-advisory agreement, the sub-adviser is responsible for the day-to-day portfolio operations and investment decisions of the Portfolio. The Manager pays CSAM a sub-advisory fee of 0.85% of the average daily net assets. This fee is calculated daily and paid monthly.

3. Investments

During the six months ended March 31, 2002, there was no security purchase or sale activity.

At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                       $        --
Gross unrealized depreciation                                        (8,705,660)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(8,705,660)
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


      11 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities or cash equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At March 31, 2002, the Portfolio had the following open futures contracts:

                      # of                  Basis      Market    Unrealized
                    Contracts Expiration    Value      Value        Gain
    -----------------------------------------------------------------------
    Sold Contracts:
    S&P 500 Index      71        6/02    $20,639,700 $20,398,300  $241,400
    -----------------------------------------------------------------------

6. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represents investments which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sales will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.


      12 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders

At March 31, 2002, the Portfolio held purchased put options with a total cost of $28,421,510.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended March 31, 2002, the Portfolio did not enter into any written call or put option contracts.

7. Reverse Stock Split

The Portfolio's shares have been adjusted to reflect a 1 for 3 reverse stock split which became effective December 18, 2000. The effect of the reverse stock split was to reduce the number of shares outstanding of the Portfolio while maintaining the Portfolio's and each shareholder's aggregate net asset value.

---------------------------------------------------------------------------------------
Net asset value before the split: $ 6.38 Shares outstanding before the split: 7,117,954
---------------------------------------------------------------------------------------
Net asset value after the split:   19.14 Shares outstanding after the split:  2,372,651
---------------------------------------------------------------------------------------


      13 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders

8. Shares of Capital Stock

At March 31, 2002, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                       Six Months Ended     Year Ended
                                                        March 31, 2002  September 30, 2001
------------------------------------------------------------------------------------------
Shares sold                                                  821,273         1,269,662
Shares issued on reinvestment                              1,749,838            15,103
Net share reduction due to 1 for 3 reverse stock split            --        (4,745,303)
Shares reacquired                                         (1,283,874)       (1,624,410)
------------------------------------------------------------------------------------------
Net Increase (Decrease)                                    1,287,237        (5,084,948)
------------------------------------------------------------------------------------------


      14 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

CENTURION U.S. CONTRA FUND/(1)/            2002/(2)(3)/  2001/(3)/ 2000/(3)/ 1999/(3)(4)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $50.35      $10.86    $22.65      $30.00
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(5)/            (0.12)      (0.09)     0.27        0.51
  Net realized and unrealized gain (loss)     (18.83)      39.72    (11.40)      (7.86)
----------------------------------------------------------------------------------------
  Total Income (Loss) From Operations         (18.95)      39.63    (11.13)      (7.35)
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           --       (0.13)    (0.66)         --
  Net realized gains                          (16.93)      (0.01)       --          --
----------------------------------------------------------------------------------------
  Total Distributions                         (16.93)      (0.14)    (0.66)         --
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                $14.47      $50.35    $10.86      $22.65
----------------------------------------------------------------------------------------
Total Return                                  (44.85)%++  366.57%   (49.75)%    (24.50)%++
----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $45,642     $94,007   $25,188     $28,593
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)(6)/                              1.74%+      1.71%     1.50%       1.50%+
  Net investment income (loss)                 (1.02)+     (0.39)     2.17        2.57+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                            0%          0%        0%          0%
----------------------------------------------------------------------------------------

(1) Per share amounts have been restated to reflect a 1 for 3 reverse stock split which became effective December 18, 2000.
(2) For the six months ended March 31, 2002 (unaudited).
(3) Per share amounts have been calculated using the monthly average shares method.
(4) For the period from December 7, 1998 (commencement of operations) to September 30, 1999.
(5) The manager has waived a portion of its fees for the year ended September 30, 2000 and the period from December 7, 1998 (commencement of operations) to September 30, 1999. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                             Per Share Decreases to   Expense Ratios
                             Net Investment Income  Without Fee Waiver
                             ---------------------- ------------------
         2000                        $0.02                 2.00%
         1999                         0.03                 2.02+

(6) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.75%. Prior to November 28, 2000, the voluntary expense limitation was 1.50%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

      15 Centurion Funds, Inc. | 2002 Semi-Annual Report to Shareholders

  Centurion Funds, Inc.




  This report is submitted for the general information of the shareholders of the Centurion Funds, Inc. -- Centurion U.S. Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  201 Merritt 7
  P.O. Box 4800
  Norwalk, CT 06856-4800

  CENTURION FUNDS, INC.
  2425 East Camelback Road
  Suite 530
  Phoenix, AZ 85016-4200






 CENTSEMI 3/02